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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 17, 1998 which appears on page 28 of Integrated Device Technology, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 29, 1998.


/s/ PricewaterhouseCoopers LLP
-----------------------------------
PricewaterhouseCoopers LLP
San Jose, California
April 30, 1999